Exhibit 13.1

CERTIFICATION OF MIKKEL GLEERUP, CHIEF EXECUTIVE OFFICER OF CADELER A/S, AND PETER BROGAARD HANSEN, CHIEF FINANCIAL OFFICER OF CADELER A/S, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cadeler A/S (the "Company") on Form 20-F for the period ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2024

By:	/s/ Mikkel Gleerup		By:	/s/ Peter Brogaard Hansen
	Name:	Mikkel Gleerup		Name:	Peter Brogaard Hansen
	Title:	Chief Executive Officer		Title:	Chief Financial Officer